EXHIBIT 10.4



                COLLATERAL SECURITY AGREEMENT (INVESTOR PROCEEDS
                                     PLEDGE)

         WHEREAS, CAPITOL DEVELOPMENT OF ARKANSAS, INC., an Arkansas corporation, and CAPITOL FIRST CORPORATION (formerly known as Capitol Communities Corporation), a Nevada corporation (hereinafter referred to as the "Pledger") has a line of credit from BOCA FIRST CAPITOL, LLLP, a Florida limited liability limited partnership (hereinafter referred to as "Boca Loan" or "Pledgee") in the amount of FOUR MILLION DOLLARS and NO/CENTS ($4,000,000.00);

         WHEREAS, the Pledger has borrowed Three Million Dollars and No/Cents ($3,000,000.00) from private investors, with net proceeds from such investor loan in the amount of Two Million One Hundred Thousand Dollars and No/Cents ($2,100,000); and

         WHEREAS, the Pledger has agreed to pledge to Pledgee TWO MILLION ONE HUNDRED THOUSAND DOLLARS AND NO/CENTS ($2,100,000.00) ("Investor Proceeds" or "Collateral") in Investor Proceeds, and any real or personal property acquired with the Investor Proceeds.

         NOW, THEREFORE, in consideration of the Investor Proceed and other good and valuable thereof, the Pledger does hereby assign, transfer, set over and pledge to Pledgee the property ("Property") listed on EXHIBIT "A", attached hereto and made a part hereof, and on any real or personal property acquired with proceeds from such property, Pledgee and the Pledger hereby agree as follows:

1. Purpose of Pledge. This Pledge, junior only to the Pledge Agreement between the Pledgee and Noble International Investments, Inc. ("Noble"), is made as collateral security for the repayment, according to its terms, of the full amount due under this Agreement, the Business Loan dated April 25, 2002, between Pledger, and Pledgee, the Promissory Note of same date, and any modifications therein ("Boca Note"), or other Business Loan Documents, (all such documents are collectively referred to as the "Loan Documents").

2. Possession of the Investor Proceeds. Pledger shall retain possession of the Property. Pledger shall provide Pledgee with a monthly accounting of the Collateral in possession of the Pledger, if requested.

3. Substitution of Collateral. If no Event of Default has occurred under this Agreement, or the other Loan Documents, or would result from such action, the Pledger may replace all or any portion of the Collateral with other real or personal property, subject, however to the written consent of Pledgee in its sole discretion, which consent may be based upon various factors, including, but not limited to, the value of the replacement of real or personal property; provided however, that if such Substitute Collateral is cash in the same amount or less of the original pledge, that Pledgee will not object to the cash substitution. Such Substitute Collateral shall include any improvements, replacements, accessions, and additions to it. Pledgee also acknowledges and agrees that if the Collateral is in the form of a loan to third parties, that Pledgor may, at its sole discretion, assign loan participation interest in any such loan. Pledgor shall notify Pledgee of such participations but shall not have to receive approval Pledgee to assign such loan participation interest.

4. Perfected Interest in Substitute Collateral. As long as the Boca Loan is outstanding, Pledgor agrees to take such further action and enter into such further documents and agreements as may be requested by the Pledgee, to provide, grant, protect and continue a first priority security interest in favor of the Pledgee on the Collateral and any Substitute Collateral which secures the obligations under this Agreement and the Loan Documents; subject only to the senior security interest held by Noble in the Collateral subject to this Agreement or any Substitute Collateral. Pledger hereby irrevocably authorizes Pledgee at any time and from time to time to file in any Uniform Commercial Code jurisdiction any Financing Statements and amendments thereto describing the Collateral, and Pledger agrees to promptly furnish any information necessary for the filing of such Financing Statements as Pledgee may request. Pledger hereby appoints the Pledgee as its attorney-in-fact, which appointment is a power coupled with an interest and is irrevocable, for the purpose of executing any and all Financing Statements or continuations or amendments thereof, or other documents necessary to perfect or continue perfection of the rights of the Pledgee hereunder. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

5. Event of Default and Remedies. If any one of the following events (herein called "Event of Default") shall occur and be continuing:

                  (a) If the Pledger defaults in the payment of any installment of the Boca Loan when the same shall have become due, either by the terms thereof, or otherwise, as herein provided and such default continues beyond any grace period provided in the Loan Documents; or

                  (b) If the Pledger becomes in default under the Loan Documents governing the loan represented by the Boca Note; or

                  (c) If the Corporation or the Pledger become in default under any mortgage, security agreement or other document or instrument given to provide or create collateral security for the Boca Note;

         then the Pledged Collateral and any Substitute Collateral, which shall at the time of receipt thereof be applied to payment of the Boca Note, may be sold, transferred and delivered in whole or in part, together with any substitutes thereof, or additions thereto, at any public or private sale, for cash, upon credit, for present or future delivery, all at the option of Pledgee upon Pledgee's (i) declaring the Boca Note due and payable under the terms hereof, or declaring other liability mentioned or referred to in this Pledge as being outstanding and overdue, and (ii) giving not less than ten (10) days written notice of such sale to Pledger by personal delivery, or registered or certified mail, return receipt requested, addressed to their last known address. All rights and remedies of Pledgee upon an Event of Default, including any sale, transfer or delivery of the Pledged Collateral, and any Substitute Collateral, shall occur in Palm Beach County, Florida.

6. Notice of Default. The Pledgee shall deliver to Pledger promptly upon the occurrence of any Event of Default, a written notice thereof, specifying the nature thereof. A written notice from Pledgee to any nominee that an Event of Default exists shall be sufficient evidence of that fact to such nominee. Notwithstanding any provision to the contrary in this Agreement, Pledgor shall have ten (10) days to cure any default after notice of such default.

7. Sale of Pledged Collateral By Pledgee. Upon Event of Default, the Pledgee shall be entitled to the Collateral. Any sale, as provided herein, of the Collateral or any Substitute Collateral by Pledgee, or its nominee, may be adjourned from time to time, if a public sale, by announcement at the time and place appointed for any such sale, and without further notice, such sale may be made at the time and place to which the same shall be so adjourned, unless otherwise provided by law. At such sale, Pledgee, or its nominee, shall be under no duty to sell all of the Pledged Collateral or any Substitute Collateral on the date fixed in the notice, but beginning on such date, Pledgee, or its nominee, may sell the same from day to day until all, or a portion thereof, have been sold to pay all amounts secured by this Pledge. At any such sale, Pledgee, or any of its employees or assigns, as the case may be or its nominee, may become the purchaser of the whole, or any part, of the Pledged Collateral or any Substitute Collateral, free from any trust, claim, right or equity of redemption of the Pledgor, which are expressly waived and released. In case of any sale on credit, or for future delivery, the Pledged Collateral or any Substitute Collateral sold may be retained by the Pledgee, or its nominee, until the selling price is paid by the purchaser, but neither the Pledgee, nor its nominee, shall incur any liability in case of failure of the purchaser to take up and pay for the Pledged Collateral or any Substitute Collateral so sold. Upon the sale of any Pledged Collateral or any Substitute Collateral hereunder, after deducting all costs and expenses of collection, Pledgee, or its nominee, shall apply the residue of the proceeds of the sale, or sales, so made first to the payment of any senior interest on the Collateral, then to any sums Pledgee may pay, or incur, in enforcing its rights under the Loan Documents, including the Boca Note and/or this Pledge, and second to the payment of any sums the Pledgor may be, or become liable to pay under any of those instruments, and shall pay the excess, if any, to the Pledgor. No purchaser at such sale, or sales, except the Pledgee, or its nominee, shall be responsible for the application of the purchase money.

         7. Waiver. Waiver or acquiescence in any default, or failure to insist upon strict performance by Pledgor of any warranties or agreements in this Collateral Security Agreement, shall not constitute a waiver of any subsequent or other default or failure. Pledgee's acceptance of partial or delinquent payments or its exercise or failure to exercise any right or remedy shall not constitute a modification of this Collateral Security Agreement or of the Boca Note or the Loan Documents. The taking of this Collateral Security Agreement shall not waive or impair any other security Pledgee may have or hereafter acquire for the payment of the Boca Note, nor shall the taking of any such additional security waive or impair this Collateral Security Agreement but Pledgee may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Pledgee shall retain its rights under the Business Loan Agreement, Mortgage and Security Agreements dated April 25, 2003 and its right of setoff against the Pledgor.

         8. Release of Pledged Collateral and Any Substitute Collateral. The Pledgee shall release the Pledged Collateral and any Substitute Collateral to the Pledgor when the Boca Note shall have been paid in full; provided, however, that if at such time there shall be due from Pledgor under this Pledge additional charges which theretofore arose as a result of the default under any of the aforesaid instruments then Pledgee shall not release the Pledged Collateral or Substitute Collateral to the Pledgor until such additional charges shall have been paid in full; and the Pledgee shall execute and deliver to the Pledgor, or cause to be executed and delivered, to the Pledgor such instruments as may be necessary to cancel this Pledge, and reinvest the Pledged Collateral and/or Substitute Collateral in the Pledgor free and clear of the lien hereof.

         9. Notices. All communications provided for hereunder shall be addressed to Capitol First Corporation, 7100 Camino Real Blvd., Suite 402, Boca Raton, Florida 33433, if to Capitol Development of Arkansas, Inc., 10605 Maumelle Blvd., Maumelle, Arkansas 72113, if to the Pledgor; and if to the Pledgee at, 7100 Camino Real Blvd., Suite 402, Boca Raton, Florida 33433 or to such other address with respect to any of the parties as such party shall notify the other in writing.




         10. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.



         11. Successors and Assigns, etc. All of the covenants and provisions in this Pledge by, or for the benefit of, the Pledgee and the Pledger shall bind and inure to the benefit of their respective successors, heirs, executors, administrators and assigns.

         12. Additional Security. This Pledge is without prejudice to the right of Pledgee to enforce collection of the Noble Notes due and payable, by suit, or in any lawful manner, or resort to any other security for the payment of the said Noble Notes, this Pledge being additional, cumulative, and concurrent security for the payment of the said Notes. The enumeration of certain rights, privileges and options in this Pledge as vested in Pledgee and its successors and assigns, is not and shall not be construed as a waiver of, nor to impair in any way other rights of Pledgee and its successors or assigns, either at law or in equity, independent of this instrument, concerning this, or any of the liabilities, obligations, indebtedness, or collateral security involved in the said Noble Notes.

         13. Business Loan Agreement. This Pledge is subject to the provisions of Exhibit "A" of that certain Secured Note Purchase Agreement and Exhibit "B" of that certain Control and Security Agreement both dated September 11, 2003, and entered into by and between Pledger and Pledgee, and any amendments and modifications thereof.

         14. Representation and Warranty of Pledgor. Pledger represents and warrants that Pledger owns and holds the Collateral and any Substitute Collateral, free and clear of any lien or encumbrances; except for a junior lien held by Boca First Capital LLLP. In the presence of:

            IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge, this 19 day of November 2003.



                                         PLEDGOR:
                                         CAPITOL COMMUNITIES CORPORATION

                                         /s/ Michael G. Todd
                                         -------------------------------
                                            Michael G. Todd,
                                            President

--------------------------------------------------------------------------------

                                         PLEDGOR:
                                         CAPITOL DEVELOPMENT OF ARKANSAS, INC.
In the presence of:


--------------------                    /s/
                                         ------------------------------------
                                         By: Michael G. Todd, President
--------------------




                                         PLEDGEE:
                                         NOBLE INTERNATIONAL
                                         INVESTMENTS, INC.






ACKNOWLEDGEMENT:

STATE OF Arkansas

COUNTY OF Pulaski } ss.

On this 24th day of April 2004, before me, a notary public, personally appeared Tommy L. Lasiter known to me ( or satisfactory proven) to be the person(s) whose name (s) Tommy L. Lasiter subscribe to the within instrument and acknowledged that he executed the same, with the relinquishment and waiver of all the rights of homestead exemption, statutory redemption, appraisment, curtesy and dower, for the consideration and purposes theirin mentioned and set forth.

My commission expires:

                                         /s/ Virginia Lingg James
                                         ------------------------
                                             Notary Public

[Notary Seal of
Virginia Lingg James]




                                         PLEDGEE:  BOCA FIRST CAPITAL LLLP
                                                   Addison Capital Group, LLC.,
                                                   General Partner




                                              /s/  Howard Bloom
                                              ----------------------------------
                                              By:  Howard Bloom, Managing Member



/s/ illegible
---------------------------------------


Notary on Next Page

State of Florida
County of

The foregoing instrument was acknowledged before me this 19 Day of November 2003 by MICHAEL G. TODD, PRESIDENT OF CAPITOL COMMUNITIES CORPORATION, A NEVADA
CORPORATION,   who  is   personally   known  to  me,  or  who  has  produced  as
identification.


                                          (Signature of Person   Acknowledgment)


                                           -------------------------------------
                                           Printed Name
                                           Notary public

                                                      [Seal of Evelyn R.Gregory
                                                       Notary Public State of
                                                       Florida Commission No.
                                                       DD009106
                                                       My Commission
                                                       Exp. Apr. 9, 2035]



State of
County of


The foregoing instrument was acknowledged before me this 19 day of November, 2004 by MICHAEL G. TODD, President of Capitol Development of Arkansas, Inc., an Arkansas corporation, who is personally known to me, or who has produced ________as identification.




(Signature of Person Taking Acknowledgment:



Printed Name
Notary Public

                                                  [Seal of Evelyn R.Gregory
                                                   Notary Public State of
                                                   Florida Commission No.
                                                   DD009106
                                                   My Commission
                                                   Exp. Apr. 9, 2035]